8a. INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
8. INCOME TAXES

NOTE 9 - INCOME TAXES

Prior to March 10, 2011, the Company was an S Corporation whereby elements of income taxation including income, expense, credits and allowances of the Company are reflected in a proportional basis on the stockholder’s individual income tax returns.  Accordingly, there is no provision for income taxes in these consolidated financial statements for the year ended December 31, 2010 or for income allocated to the period January 1, 2011 to March 9, 2011.

Beginning on March 10, 2011, the Company’s tax status changed to a C Corporation as a result of a change in the ownership of the Company to include an ineligible shareholder for S status purposes. The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $273,000 at December 31, 2011, expiring through the year 2031. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after certain ownership shifts.

The table below summarizes the differences between the Companies’ effective tax rate and the statutory federal rate as follows for the period ended:

December 31, 2011

Computed "expected" tax expense (benefit)	(35.0)%
State income taxes	(5.0)%
Permanent differences	14.0%
Change in valuation allowance	26.0%

Effective tax rate	0.0%

The Companies have a deferred tax asset which is summarized as follows at:

Deferred tax assets:	December 31, 2011
Net operating loss carryover	$109,200
Less: valuation allowance	(109,200)
Net deferred tax asset	$-

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2011, due to the uncertainty of realizing the deferred income tax assets.  The valuation allowance was increased by $109,200.

Had the Company been a subchapter C Corporation for federal and state income tax purposes prior to March 10, 2011, the tax net operating loss carryforwards would have been increased by approximately $567,000 as of December 31, 2011 and the deferred asset before any valuation allowance would have been increased by $226,800. However, due to tax losses and management’s recording of a full valuation allowance, income tax expense would have been zero for the prior period presented.